UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005


                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-33315                13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (601) 978-3399


                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

April 7, 2005 Promissory Note

      On April 7, 2005,  we sold to Timothy J. Aylor,  a director of our company
(i) a Subordinated Promissory Note in the amount of $50,000 and (ii) a warrant to purchase 10,000 shares of our common stock. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.75 per share.

      The Subordinated Promissory Note bears interest at 12% per annum, payable monthly, and matures on October 7, 2005. We have the option to prepay the principal, and all accrued interest, at any time prior to the date of maturity. So long as the Subordinated Promissory Note is outstanding, we agreed that we will not:

      a) amend our certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holder;

      b)    repay, repurchase or offer to repay, repurchase or otherwise acquire
            any  of  our  common  stock,   preferred   stock,  or  other  equity
            securities; or

      c)    enter into any agreement with respect to any of the foregoing.

      The full principal amount of the Subordinated Promissory Note, plus a default interest rate of 20%, is due upon a default under the terms of the Subordinated Promissory Note.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.75 per share. However, the holder will be entitled to exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not registered pursuant to an effective registration statement within one year from issuance.

      Mr. Aylor has contractually agreed to restrict his ability to convert or exercise his warrants and receive shares of our common stock such that the number of shares of common stock held by him and his affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock.

      In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below the exercise price.

      Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is the volume weighted average price of our common stock on the trading day immediately preceding such issuance as set forth on our principal trading market. The exercise price of the warrants may also be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

April 22, 2005 Convertible Promissory Note

      On April 22, 2005, we sold to Bridges & Pipes, LLC, an affiliate of Duncan Capital Group, LLC, (i) a Convertible Promissory Note in the amount of $75,000 and (ii) warrants to purchase 22,500 shares of our common stock. The warrants are exercisable until five years from the date of issuance at a purchase price of $0.75 per share.

      The Convertible Promissory Note bears interest at 8% per annum and matures on the earlier of (i) July 22, 2005 or (ii) the completion of additional financing in which we realize at least $1,500,000 in gross proceeds. We have the option to prepay the principal, and all accrued interest, at any time prior to the date of maturity. The Convertible Promissory Note is convertible into shares of our common stock, at the investor's option, at a price of $0.60 per share.

      The full principal amount of the Convertible Promissory Note, plus interest, is due upon a default under the terms of the Convertible Promissory Note.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.75 per share. However, the holder is entitled to exercise the warrants on a cashless basis.

      Bridges & Pipes, LLC has contractually agreed to restrict its ability to convert its promissory note or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

      In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below the exercise price.

      Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is the volume weighted average price of our common stock on the trading day immediately preceding such issuance as set forth on our principal trading market. The exercise price of the warrants may also be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

Item 2.03 Creation of a Direct Financial Obligation.

      See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit Number                             Description
--------------    --------------------------------------------------------------
4.1               12% Subordinated  Promissory Note, issued to Timothy J. Aylor, dated April 7, 2005
4.2               Common  Stock  Purchase  Warrant,  issued to Timothy J. Aylor, dated April 7, 2005
4.3               8%  Convertible  Promissory  Note,  issued to Bridges & Pipes,
                  LLC, dated April 22, 2005
4.4               Common Stock Purchase Warrant, issued to Bridges & Pipes, LLC, dated April 22, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KNOBIAS, INC.


Date: April 28, 2005                         /s/ E. KEY RAMSEY
                                             -----------------------------------
                                             E. Key Ramsey
                                             President